Weave Communications Announces Fourth Quarter and Full Year 2021 Financial Results

•Fourth quarter total revenue of $31.8 million, up 34% year-over-year
•Full year total revenue of $115.9 million, up 45% year-over-year
•Announced Go-To-Market actions to expand and optimize the sales strategy

LEHI, Utah—March 2, 2022 – Weave Communications, Inc. (NYSE: WEAV), a leading all-in-one customer communications and engagement software platform for small and medium-sized businesses, today announced its financial results for the fourth quarter and full year ended December 31, 2021.
“Throughout 2021, we continued to serve our core vertical markets – dental, optometry and veterinary – which showed impressive growth and resilience as reflected in our 45% increase in annual revenue and strong revenue retention metrics. We also had numerous successes across our business including expanding our leadership team and growing our Weave Payments business.” said CEO Roy Banks. “As we entered 2022, we signed the largest, multi-location customer in our company history, and we have implemented a new Go-To-Market strategy designed to expand and optimize our sales and marketing programs to achieve long-term growth in an evolving marketplace.”
Fourth Quarter 2021 Financial Highlights:
•Total revenue was $31.8 million, representing a 34% year-over-year increase compared to $23.8 million in the fourth quarter of 2020.
•GAAP loss from operations was $13.6 million, compared to an GAAP loss from operations of $9.1 million in the fourth quarter of 2020.
•Non-GAAP loss from operations was $10.6 million, compared to a non-GAAP loss from operations of $7.6 million in the fourth quarter of 2020.
•GAAP net loss attributable to common stockholders was $14.3 million, or $0.34 per share compared to a GAAP net loss attributable to common stockholders of $9.9 million, or $0.84 per share in the fourth quarter of 2020.
•Non-GAAP net loss attributable to common stockholders was $11.0 million, or $0.26 per share compared to a non-GAAP net loss attributable to common stockholders of $7.9 million, or $0.67 per share in the fourth quarter of 2020.
•Dollar-Based Net Retention Rate (NRR) was 103% as of December 31, 2021, reflecting ongoing customer acceptance and utilization of our platform.
•Dollar-Based Gross Retention Rate (GRR) was 94% as of December 31, 2021, reflecting product-market fit and our ability to retain our customers. This is the fifth consecutive quarter that we have seen improvement to GRR.
Full Year 2021 Financial Highlights:
•Total revenue was $115.9 million, representing a 45% year-over-year increase compared to $79.9 million in 2020.
•GAAP loss from operations was $50.4 million, compared to an GAAP loss from operations of $39.6 million in 2020.

•Non-GAAP loss from operations was $36.3 million, compared to a non-GAAP loss from operations of $28.0 million in 2020.
•GAAP net loss attributable to common stockholders was $53.7 million, or $2.60 per share compared to a GAAP net loss attributable to common stockholders of $42.5 million, or $3.75 per share in 2020.
•Non-GAAP net loss attributable to common stockholders was $37.6 million, or $1.82 per share compared to a non-GAAP net loss attributable to common stockholders of $28.8 million, or $2.54 per share in 2020.
Business Highlights
•Added 5,292 net new customer locations in 2021 and had 23,831 customer locations as of December 31, 2021.
•Weave signed its largest multi-location customer in company history, Dental Care Alliance, a dental service organization (DSO), prioritized investment in its 370+ allied offices across the U.S. by implementing Weave’s customer communications platform.
•Appointed Chris Baird as the company’s first Chief Marketing Officer to accelerate marketing strategies and drive demand generation.
•Received the Dental Townie Choice Award for the second consecutive year. This award celebrates new products that make up the dentistry industry’s growing technology landscape and further recognizes Weave as a trustworthy and reputable company for dentists to work with.
•Weave and Vetter, the leading animal healthcare software technology company, launched an integration to serve communications solutions to American veterinarians.
•Surpassed milestone of processing over $1 Billion in payments volume through the Weave Payments solution since its launch in early 2020.
•Earned the 2022 Top Workplaces USA award issued by Energage, a provider of employee feedback and performance improvement solutions. Award winners are chosen based solely on employee feedback gathered through an employee engagement survey, issued by Energage.
Financial First Quarter and Full Year 2022 Outlook
The company expects the following financial results for the three months ending March 31, 2022 and year ending December 31, 2022:

	First Quarter	Full Year
Total revenue (in millions)	$31.0 - $32.0	$136.0 - $140.0
Non-GAAP loss from operations (in millions)	$(12.0) - $(11.0)	$(40.0) - $(36.0)
Weighted average share count (in millions)	64.7	66.0
Non-GAAP loss from operations, non-GAAP net loss, and adjusted EBITDA excludes estimates for, among other things, equity-based compensation expense. A reconciliation of these non-GAAP financial guidance measures to corresponding GAAP financial guidance measures is not available on a forward-looking basis because we do not provide guidance on GAAP net loss and are not able to present the various reconciling cash and non-cash items between GAAP net loss and non-GAAP net loss without unreasonable effort. In particular, equity-based compensation expense is impacted by our future hiring and retention needs, as well as the future fair market value of our common stock, all of which is difficult to predict and is subject to constant change. The actual amount of these expenses during 2022 will have a significant impact on our future GAAP financial results.
Webcast
The company will host a conference call for analysts and investors on Wednesday, March 2, 2022, beginning at 5 p.m. EST.
Individuals interested in listening to the conference call may do so by dialing (646) 828-8193 or (888) 394-8218 for toll free. Please reference the following conference ID: 5122214. The live webcast and a webcast replay of the conference call can be accessed from the investor relations page of Weave’s website at investors.getweave.com.
Weave is the all-in-one customer communications and engagement platform for small business. From the first phone call to the final invoice and every touchpoint in between, Weave connects the entire customer journey. Weave's software solutions transform how local businesses attract, communicate with and engage customers to grow their business. The first Utah company to join Y Combinator, Weave has set the bar for Utah startup achievement & work culture. In the past year, Weave has been included in the Forbes Cloud 100, Inc. 5000 fastest-growing companies in America, and Glassdoor Best Places to Work. To learn more, visit www.getweave.com/newsroom/.
Forward Looking Statements
This press release and the accompanying conference call contain forward-looking statements including, among others, current estimates of first quarter and full year 2022 revenue and non-GAAP loss from operations and statements in the quotes of our executive officers relating to our implementation of a new Go-To-Market strategy and its impact on growth.
These forward-looking statements involve risks and uncertainties. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: our ability to attract new customers, retain existing customers, and increase our customers’ use of our platform; our ability to manage our growth; the impact of the global COVID-19 pandemic on our company; our ability to maintain and enhance our brand and increase market awareness of our company, platform and products; customer adoption of our platform and products; expansion into new vertical markets; customer acquisition costs and sales and marketing strategies; competition; our ability to enhance our platform and products; interruptions in service; general business and economic conditions; and the risks described in the filings we make from time to time with the Securities and Exchange Commission (SEC) from time to time, including the risks described under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the three months ended September 30, 2021, filed with the SEC on December 9, 2021, which should be read in conjunction with our financial results and forward-looking statements and is available on the SEC Filings section of the Investor Relations page of our website at investors.getweave.com/.
All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Channels for Disclosure of Information
Weave Communications uses the investor relations page on our website, blog posts on our website, press releases, public conference calls, webcasts, our twitter feed (@getweave), our Facebook page, and our LinkedIn page as the means of complying with our disclosure obligations under Regulation FD. We encourage investors, the media, and others to follow the channels listed above, in addition to following

Weave Communications’ press releases, SEC filings, and public conference calls and webcasts, and to review the information disclosed through such channels.
Supplemental Financial Information
Dollar-Based Net Revenue Retention (NRR)
For retention rate calculations, we use adjusted monthly revenue (AMR), which is calculated for each location as the sum of (i) the subscription component of revenue for each month and (ii) the average of the trailing-three-month recurring payments revenue. To calculate our NRR, we first identify the cohort of locations (the Base Locations) that were active in a particular month (the Base Month). We then divide AMR for the Base Locations in the same month of the subsequent year (the Comparison Month), by AMR in the Base Month to derive a monthly NRR. We derive our annual NRR as of any date by taking a weighted average of the monthly net retention rates over the trailing twelve months prior to such date.
Dollar-Based Gross Revenue Retention (GRR)
To calculate our GRR, we first identify the cohort of locations (the Base Locations) that were under subscription in a particular month (the Base Month). We then calculate the effect of reductions in revenue from customer location terminations by measuring the amount of AMR in the Base Month for Base Locations still under subscription twelve months subsequent to the Base Month (Remaining AMR). We then divide Remaining AMR for the Base Locations by AMR in the Base Month for the Base Locations to derive a monthly gross retention rate. We calculate GRR as of any date by taking a weighted average of the monthly gross retention rates over the trailing twelve months prior to such date. GRR reflects the effect of customer locations that terminate their subscriptions, but does not reflect changes in revenue due to revenue expansion, revenue contraction, or addition of new customer locations.
Number of Locations
We measure locations as the total number of customer locations under subscription active on the Weave platform as of the end of each month. A single organization or customer with multiple divisions, segments, offices or subsidiaries is counted as multiple locations if they have entered into subscriptions for each location.
Note that the customer location information will only be provided with annual and Q4 results and will not be provided in future interim financial statements or earnings releases.
Non-GAAP Financial Measures
In this press release, Weave Communications has provided financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). We disclose the following historical non-GAAP financial measures in this press release: non-GAAP operating income (loss), non-GAAP net loss, and non-GAAP net loss per share, Adjusted EBITDA, and free cash flow. We use these non-GAAP financial measures internally in analyzing our financial results and evaluating our ongoing operational performance. We believe that these non-GAAP financial measures provide an additional tool for investors to use in understanding and evaluating ongoing operating results and trends in the same manner as our management and board of directors. Our use of these non-GAAP financial measures has limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of our financial results as reported under GAAP. Because of these and other limitations, you should consider these non-GAAP financial measures along with other GAAP-based financial performance measures, including various cash flow metrics, operating income (loss), net loss, and our GAAP financial results. We have provided a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures in the tables included in this press release, and investors are encouraged to review the reconciliation.

Non-GAAP net loss and non-GAAP net loss per share
We define non-GAAP net loss as GAAP net loss attributable to common stockholders less equity-based compensation expense. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the diluted weighted-average shares outstanding.
Non-GAAP operating income (loss)
We define non-GAAP operating income (loss) as GAAP operating income (loss) less equity-based compensation expense.
Adjusted EBITDA
EBITDA is defined as earnings before interest expense, provision for taxes, depreciation, and amortization. Our depreciation adjustment includes depreciation on operating fixed assets and does not include depreciation on phone hardware provided to our customers. We further adjust EBITDA to exclude equity-based compensation expense, a non-cash item. We believe that adjusted EBITDA provides management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations. Additionally, management uses adjusted EBITDA to measure our financial and operational performance and prepare our budgets.
Free Cash Flow
We define free cash flow as net cash used in operating activities, less purchases of property and equipment and capitalized internal-use software costs. We believe that free cash flow is a useful indicator of liquidity that provides useful information to management and investors, even if negative, as it provides information about the amount of cash consumed by our combined operating and investing activities. For example, as free cash flow has been negative, we have needed to access cash reserves or other sources of capital for these investments.
The foregoing non-GAAP financial measures have a number of limitations. For example, the non-GAAP financial information presented above may be determined or calculated differently by other companies and may not be directly comparable to that of other companies. In addition, free cash flow does not reflect our future contractual commitments and the total increase or decrease of our cash balance for a given period. Further, Adjusted EBITDA excludes some costs, namely, non-cash equity-based compensation expense. Therefore, adjusted EBITDA does not reflect the non-cash impact of equity-based compensation expense or working capital needs, that will continue for the foreseeable future. All of these limitations could reduce the usefulness of these non-GAAP financial measures as analytical tools.
Investor Relations Contact
The Blueshirt Group
ir@getweave.com

Media Contact
Kali Geldis
Director of Communications
pr@getweave.com

WEAVE COMMUNICATIONS, INC
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands except share amounts)

	December 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$135,996	$55,698
Accounts receivable	3,059	2,544
Deferred contract acquisition costs, net	8,931	7,178
Prepaid expenses	6,461	2,254
Total current assets	154,447	67,674
Non-current assets:
Property and equipment, net	24,502	18,294
Deferred contract acquisition costs, net, less current portion	7,873	6,208
Other non-current assets	663	797
TOTAL ASSETS	$187,485	$92,973
LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable	4,061	3,400
Accrued liabilities	12,250	10,286
Deferred revenue	29,511	22,851
Current portion of capital lease obligations	8,485	7,086
Current portion of long-term debt	—	400
Total current liabilities	54,307	44,023
Non-current liabilities:
Deferred rent	4,319	1
Capital lease obligations, less current portion	6,558	7,356
Long-term debt	10,000	3,600
Total liabilities	75,184	54,980
COMMITMENTS AND CONTINGENCIES
Redeemable convertible preferred stock
Redeemable convertible preferred stock, $0.00001 par value per share; zero and 43,836,109 shares authorized, issued and outstanding as of December 31, 2021 and 2020, respectively; liquidation preference of zero and $159,073 as of December 31, 2021 and 2020, respectively	—	151,938
Stockholders' equity (deficit):
Preferred stock, $0.00001 par value per share; 10,000,000 and zero shares authorized, zero and zero shares issued and outstanding as of December 31, 2021 and 2020, respectively	—	—
Common stock, $0.00001 par value per share; 500,000,000 and 65,084,328 shares authorized as of December 31, 2021 and 2020, respectively; 64,324,628 and 11,882,286 issued and outstanding as of December 31, 2021 and 2020, respectively	—	—
Additional paid-in capital	294,230	16,261
Accumulated deficit	(181,898)	(130,208)
Accumulated other comprehensive (loss) income	(31)	2
Total stockholders' equity (deficit)	112,301	(113,945)
TOTAL LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY (DEFICIT)	$187,485	$92,973

WEAVE COMMUNICATIONS, INC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenue	$31,840	$23,773	$115,871	$79,896
Cost of revenue	13,679	9,946	49,372	34,449
Gross profit	18,161	13,827	66,499	45,447
Operating expenses:
Sales and marketing	15,769	10,559	58,244	39,258
Research and development	7,119	5,613	27,009	19,967
General and administrative	8,920	6,745	31,637	25,793
Total operating expenses	31,808	22,917	116,890	85,018
Loss from operations	(13,647)	(9,090)	(50,391)	(39,571)
Other income (expense), net:
Interest expense	(308)	(305)	(1,184)	(1,097)
Other income (expense)	(65)	9	(55)	247
Loss before income taxes	(14,020)	(9,386)	(51,630)	(40,421)
Provision for income taxes	(48)	—	(60)	—
Net loss	$(14,068)	$(9,386)	$(51,690)	$(40,421)
Less: cumulative dividends on redeemable convertible preferred stock	(270)	(560)	(1,961)	(2,124)
Net loss attributable to common stockholders	$(14,338)	$(9,946)	$(53,651)	$(42,545)
Net loss per share attributable to common stockholders - basic and diluted	$(0.34)	$(0.84)	$(2.60)	$(3.75)
Weighted-average common shares outstanding - basic and diluted	42,553,188	11,775,367	20,636,583	11,355,385

WEAVE COMMUNICATIONS, INC
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021		2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(14,068)	$(9,386)	$(51,690)		$(40,421)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	3,390	2,594	12,140	—	9,425
Provision for losses on accounts receivable	128	92	355		287
Amortization of contract acquisition costs	2,564	1,970	9,410		6,862
Equity-based compensation	3,044	1,532	14,091		11,613
Changes in operating assets and liabilities:
Accounts receivable	1,393	1,266	(870)		(567)
Contract acquisition costs	(2,787)	(2,616)	(12,828)		(9,670)
Prepaid expenses and other assets	(1,532)	326	(4,073)		(727)
Accounts payable	(515)	369	583		302
Accrued and other liabilities	(4,268)	1,722	1,564		792
Deferred revenue	1,068	1,730	6,627		6,738
Deferred rent	1,178	(44)	4,318		(152)
Net cash used in operating activities	(10,405)	(445)	(20,373)		(15,518)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(1,331)	(1,622)	(7,376)		(2,759)
Capitalized internal-use software costs	(461)	(72)	(2,433)		(1,100)
Net cash used in investing activities	(1,792)	(1,694)	(9,809)		(3,859)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from advance on line of credit	5		6,000		—
Principal payments on capital lease obligations	(2,048)	(1,777)	(7,860)		(6,001)
Proceeds from stock option exercises	926	119	4,166		851
Proceeds from initial public offering, net of underwriting discounts	111,600		111,600		—
Paid offering costs	(2,681)		(3,426)		—
Net cash provided by (used in) financing activities	107,802	(1,658)	110,480		(5,150)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	95,605	(3,797)	80,298		(24,527)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	40,391	59,495	55,698		80,225
CASH AND CASH EQUIVALENTS, END OF PERIOD	$135,996	$55,698	$135,996		$55,698
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest	$308	$285	$1,184		$1,078
SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
Equipment purchases financed with accounts payable	78	130	78		130
Equipment purchases financed with capital leases	1,037	1,300	8,461		8,733
Accrued unpaid offering costs	400		400		—

WEAVE COMMUNICATIONS, INC
DISAGGREGATED REVENUE AND COST OF REVENUE
(unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Subscription and payment processing:
Revenue	$30,332	$22,028	$108,841	$74,182
Cost of revenue	8,398	5,847	29,452	19,595
Gross profit	$21,934	$16,181	$79,389	$54,587
Gross margin	72%	73%	73%	74%

Onboarding:
Revenue	$599	$977	$3,687	$3,095
Cost of revenue	2,896	2,098	10,942	7,691
Gross profit	$(2,297)	$(1,121)	$(7,255)	$(4,596)
Gross margin	(383)%	(115)%	(197)%	(149)%

Hardware:
Revenue	$909	$768	$3,343	$2,619
Cost of revenue (depreciation of phone hardware over a 3-year useful life)	2,385	2,001	8,978	7,163
Gross profit	$(1,476)	$(1,233)	$(5,635)	$(4,544)
Gross margin	(162)%	(161)%	(169)%	(174)%

WEAVE COMMUNICATIONS, INC
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(unaudited, in thousands, except share and per share data)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP financial measures for the periods indicated below:

Non-GAAP gross profit
	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Gross profit	$18,161	$13,827	$66,499	$45,447
Equity-based compensation add back	108	62	526	282
Non-GAAP gross profit	$18,269	$13,889	$67,025	$45,729

Non-GAAP operating expenses
	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Sales and marketing	$15,769	$10,559	$58,244	$39,258
Equity-based compensation excluded	(458)	(74)	(1,962)	(545)
Non-GAAP sales and marketing	$15,311	$10,485	$56,282	$38,713

Research and development	$7,119	$5,613	$27,009	$19,967
Equity-based compensation excluded	(554)	(278)	(3,545)	(1,441)
Non-GAAP research and development	$6,565	$5,335	$23,505	$18,526

General and administrative	$8,920	$6,745	$31,637	$25,793
Equity-based compensation excluded	(1,924)	(1,118)	(8,058)	(9,345)
Non-GAAP general and administrative	$6,996	$5,627	$23,579	$16,448

Non-GAAP loss from operations
	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Loss from operations	$(13,647)	$(9,090)	$(50,391)	$(39,571)
Equity-based compensation add back	3,044	1,532	14,091	11,613
Non-GAAP loss from operations	$(10,603)	$(7,558)	$(36,300)	$(27,958)

Non-GAAP net loss
	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net loss attributable to common stockholders	$(14,338)	$(9,946)	$(53,651)	$(42,545)
Equity-based compensation add back	3,044	1,532	14,091	11,613
Non-cash cumulative dividends on redeemable convertible preferred stock	270	560	1,961	2,124
Non-GAAP net loss attributable to common stockholders	$(11,024)	$(7,854)	$(37,599)	$(28,808)

GAAP net loss per share attributable to common stockholders - basic and diluted	$(0.34)	$(0.84)	$(2.60)	$(3.75)
Non-GAAP net loss per share attributable to common stockholders - basic and diluted	$(0.26)	$(0.67)	$(1.82)	$(2.54)

Weighted-average common shares outstanding - basic and diluted	42,553,188	11,775,367	20,636,583	11,355,385

Adjusted EBITDA
	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net loss	$(14,068)	$(9,386)	$(51,690)	$(40,421)
Interest on outstanding debt	308	305	1,184	1,097
Tax expense	48	—	60	—
Depreciation	686	479	2,269	1,611
Amortization	300	80	815	508
Equity-based compensation	3,044	1,532	14,091	11,613
Adjusted EBITDA	$(9,682)	$(6,990)	$(33,271)	$(25,592)

Free Cash Flow
	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net cash used in operating activities	$(10,405)	$(445)	$(20,373)	$(15,518)
Less: Purchase of property and equipment	(1,331)	(1,622)	(7,376)	(2,759)
Less: Capitalized internal-use software	(461)	(72)	(2,433)	(1,100)
Free cash flow	$(12,197)	$(2,139)	$(30,182)	$(19,377)